                                                                   EXHIBIT 99.3


                         ALLIANCE PHARMACEUTICAL CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    On October 12, 2000, Alliance reached a definitive agreement to acquire
MBI.

    The unaudited pro forma combined condensed financial statements which follow have been prepared by Alliance based upon the historical financial statements of Alliance and MBI and may not be indicative of the results that may have actually occurred if the combination had been in effect on the date indicated or for the periods presented or which may be obtained in the future. The unaudited pro forma combined condensed statements of operations includes the statements of operations of Alliance for the year ended June 30, 2000 and the three months ended September 30, 2000 and the statements of operations of MBI for the year ended March 31, 2000 and the three months ended September 30, 2000. The pro forma combined condensed financial statements should be read in conjunction with the audited financial statements and notes of Alliance incorporated by reference in Alliance's Registration Statement on Form S-4, Registration No. 333-49676, which is incorporated herein by reference, and the audited financial statements and notes of MBI included therein.

    The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2000 and the three months ended September 30, 2000 assume the purchase of MBI had been consummated on July 1, 1999. The pro forma information is based on the historical financial statements of Alliance and MBI giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying footnotes.

                         ALLIANCE PHARMACEUTICAL CORP.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                        SEPTEMBER 30, 2000
                                   -----------------------------     PRO FORMA          COMBINED
                                     ALLIANCE           MBI         ADJUSTMENTS         PRO FORMA
                                   -------------   -------------   -------------      -------------
Assets:
Current assets
  Cash and cash equivalents......  $  27,015,000   $   2,930,000   $          --      $  29,945,000
  Short-term investments.........        822,000       6,904,000              --          7,726,000
  Other current assets...........      4,380,000         679,000              --          5,059,000
                                   -------------   -------------   -------------      -------------
    Total current assets.........     32,217,000      10,513,000              --         42,730,000

Property, plant and equipment....     19,287,000              --              --         19,287,000
Purchased technology--net........      9,774,000              --       3,560,900(c)      13,334,900
Restricted cash..................      5,000,000              --              --          5,000,000
Investment in joint venture......      5,000,000              --              --          5,000,000
Other assets--net................        539,000       1,634,000              --          2,173,000
                                   -------------   -------------   -------------      -------------
                                   $  71,817,000   $  12,147,000   $   3,560,900      $  87,524,900
                                   =============   =============   =============      =============

Current liabilities:
  Accounts payable and accrued
    expenses.....................  $   7,329,000   $   3,382,000   $   1,200,000(d)   $  11,911,000
  Deferred revenue...............     10,000,000              --              --         10,000,000
  Current portion of long-term
    debt.........................      4,667,000         600,000              --          5,267,000
                                   -------------   -------------   -------------      -------------
    Total current liabilities....     21,996,000       3,982,000       1,200,000         27,178,000

Long-term debt...................     27,626,000              --              --         27,626,000

Stockholders equity:
  Preferred stock................          5,000              --              --              5,000
  Common stock...................        480,000         186,000        (186,000)(a)        488,000
                                                                           8,000 (c)
  Additional paid in capital.....    408,377,000     134,288,000    (134,288,000)(a)    418,894,900
                                                                      10,517,900 (c)
  Accumulated comprehensive
    income.......................        364,000          12,000         (12,000)(a)        364,000
  Accumulated deficit............   (387,031,000)   (126,321,000)    126,321,000 (b)   (387,031,000)
                                   -------------   -------------   -------------      -------------
    Total stockholders equity....     22,195,000       8,165,000       2,360,900         32,720,900
                                   -------------   -------------   -------------      -------------
                                   $  71,817,000   $  12,147,000   $   3,560,900      $  87,524,900
                                   =============   =============   =============      =============

------------------------

(a) Elimination of existing MBI common stock, additional paid-in capital and accumulated comprehensive income.

(b) Elimination of MBI's accumulated deficit.

(c) Issuance of 770,000 shares of Alliance's common stock valued at $10,525,900. Adjustment to record the net assets of MBI at fair value with costs in excess of net assets acquired allocated to purchased technology.

(d) Accrue estimated acquisition costs to be paid by Alliance.

   SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                  STATEMENTS.

                         ALLIANCE PHARMACEUTICAL CORP.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                          FOR YEAR ENDED JUNE 30, 2000

                                                                          PRO FORMA      COMBINED
                                             ALLIANCE         MBI        ADJUSTMENTS    PRO FORMA
                                           ------------   ------------   -----------   ------------
Revenues:
License and research revenue.............  $ 16,000,000   $  7,000,000    $      --    $ 23,000,000
Product and royalty revenues.............            --      1,525,000           --       1,525,000
                                           ------------   ------------    ---------    ------------
                                             16,000,000      8,525,000           --      24,525,000
Operating expenses:
  Cost of goods sold.....................            --       (107,000)          --        (107,000)
  Research and development...............    54,605,000      4,261,000      890,225(a)   59,756,225
  Selling, general and administrative....     9,760,000     10,166,000           --      19,926,000
  Other non-recurring charges............            --      1,653,000           --       1,653,000
                                           ------------   ------------    ---------    ------------
Operating expenses.......................   (64,365,000)   (15,973,000)    (890,225)    (81,228,225)
                                           ------------   ------------    ---------    ------------
Loss from operations.....................   (48,365,000)    (7,448,000)    (890,225)    (56,703,225)
Other income (expense)...................     1,898,000       (120,000)          --       1,778,000
                                           ------------   ------------    ---------    ------------
Net loss.................................  $(46,467,000)  $ (7,568,000)   $(890,225)   $(54,925,225)
                                           ============   ============    =========    ============
Net loss per share, basic and diluted....  $      (1.03)                               $      (1.19)
                                           ============                                ============
Shares used in the calculation of net
  loss per share, basic and diluted......    45,203,000                                  45,973,000
                                           ============                                ============

------------------------

(a) Adjustment to reflect the twelve months of amortization of purchased technology based on the allocation of the assumed purchase price.

   SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                  STATEMENTS.

                         ALLIANCE PHARMACEUTICAL CORP.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                          PRO FORMA      COMBINED
                                                ALLIANCE        MBI      ADJUSTMENTS    PRO FORMA
                                              ------------   ---------   -----------   ------------
Revenues:
License and research revenues...............  $     14,000   $  15,000    $      --    $     29,000
Product and royalty revenues................            --     323,000           --         323,000
                                              ------------   ---------    ---------    ------------
                                                    14,000     338,000           --         352,000
Operating expenses:
  Research and development..................    13,865,000          --      223,306(a)   14,088,306
  General and administrative................     2,420,000     931,000           --       3,351,000
                                              ------------   ---------    ---------    ------------
Operating expenses..........................   (16,285,000)   (931,000)    (223,306)    (17,439,306)
                                              ------------   ---------    ---------    ------------
Loss from operations........................   (16,271,000)   (593,000)    (223,306)    (17,087,306)
Other income................................     2,431,000      91,000           --       2,522,000
                                              ------------   ---------    ---------    ------------
Net loss....................................  $(13,840,000)  $(502,000)   $(223,306)   $(14,565,306)
                                              ============   =========    =========    ============
Net loss per share, basic and diluted.......  $      (0.29)                            $      (0.30)
                                              ============                             ============
Shares used in the calculation of net loss
  per share, basic and diluted..............    47,541,000                               48,311,000
                                              ============                             ============

------------------------

(a) Adjustment to reflect the three months of amortization of purchased technology based on the allocation of the assumed purchase price.

   SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                  STATEMENTS.

                         ALLIANCE PHARMACEUTICAL CORP.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1.

    The unaudited pro forma combined condensed financial statements reflect the acquisition of Molecular Biosystems, Inc. ("MBI") by Alliance Pharmaceutical Corp. ("Alliance") for a purchase price of approximately $11.7 million in common stock of Alliance.

NOTE 2.

    The unaudited pro forma combined condensed balance sheet combines Alliance's September 30, 2000 unaudited balance sheet with MBI's September 30, 2000 unaudited balance sheet.

NOTE 3.

    The unaudited pro forma combined condensed statement of operations for the three months ended September 30, 2000 combines Alliance's unaudited statement of operations for the three months ended September 30, 2000 with MBI's unaudited statement of operations for the three months ended September 30, 2000. The unaudited pro forma combined condensed statement of operations for the year ended June 30, 2000 combines Alliance's audited statement of operations for the year ended June 30, 2000 with MBI's audited statement of operations for the year ended March 31, 2000. The unaudited pro forma combined condensed statements of operations have been prepared by Alliance based upon the historical financial statements of Alliance and MBI, and may not be indicative of the results that may be obtained in the future. The pro forma combined condensed financial statements should be read in conjunction with the audited financial statements and notes of Alliance and MBI.

NOTE 4.

    Based upon the definitive agreement entered into, Alliance will acquire all of the common stock of MBI in exchange for 770,000 shares of common stock of Alliance and the assumption by Alliance of options and warrants to acquire Alliance common stock. The purchase price includes estimated merger costs of $1.2 million and assumed liabilities of $4.0 million. The purchase price for purposes of the unaudited pro forma combined condensed financial statements was allocated as follows based upon a preliminary valuation of the tangible and intangible assets at September 30, 2000. These amounts are subject to change upon the closing of the business combination:

TOTAL ACQUISITION COSTS:
Issuance of common stock, options and warrants..............  $10,525,900
Acquisition related expenses................................    1,200,000
                                                              -----------
                                                              $11,725,900
                                                              ===========
ALLOCATED TO ASSETS AND LIABILITIES AS FOLLOWS:
Tangible assets acquired....................................  $12,147,000
Assumed liabilities.........................................   (3,982,000)
Purchased technology........................................    3,560,900
                                                              -----------
                                                              $11,725,900
                                                              ===========

NOTE 5.

    The allocation of the purchase price was applied to the historical balance sheet and historical statements of operations of Alliance and MBI to arrive at the unaudited pro forma combined condensed balance sheet at September 30, 2000 and statements of operations for the year ended June 30, 2000 and the three months ended September 30, 2000.